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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)           September 15, 2000
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                             I-TRANSACTION.NET, INC.
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             (exact name of registrant as specified in its charter)


                                    NEW JERSEY
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                 (State or other jurisdiction of incorporation)



 000-29425
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(Commission File Number)                   (IRS Employer Identification Number)




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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:    (416)
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(Former name or former address, if changed since last report)





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Item 4.  Change in Registrant's Certifying Accountant

         On September 15, 2000 the Board of Directors of the Company informed its certifying accounts, Daren, Martenfeld, Carr, Testa and Company LLP, that the Company would instead be using Berkovits, Lago & Co., LLP as its certifying accountants.

         In the past fiscal year Daren, Martenfeld, Carr, Test and Company included a "going concern" opinion in their audit report. There were no disagreements with the former accountants

         The Company has subsequently engaged Berkovits, Lago & Co., LLP as the Company's certifying accountant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

16.1 Letter dated September 15, 2000 from Daren, Matenfeld, Carr, Testa and Company LLP





SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       I-TRANSACTION.NET, INC,

                                       By /s/ David Bruce
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                                               David Bruce
                                               President
Date: September 18, 2000